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                                                              EXHIBIT EX-10.1
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                           AMENDMENT NO. 7 TO THE
                     1985 STOCK OPTION AND AWARD PLAN OF
                          TRANSAMERICA CORPORATION


          TRANSAMERICA CORPORATION, having adopted the 1985 Stock Option and Award Plan of Transamerica Corporation (the "Plan"), and having amended the Plan on six prior occasions, hereby again amends the Plan as follows:

          1. Effective as of May 5, 1994, Section 1(o) is amended in its entirety to read as follows:

     (o)  CHANGE OF CONTROL

          "Change of Control" shall mean the occurrence of any of the following:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 20% or more of either
     (1) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph
     (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of Control: (i) any increase in such percentage ownership of a Person to 20% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company, provided, however, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 2% or more (measured as of the date of each such subsequent acquisition) to such Person's beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph (c) below; or

          (b) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or
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          (c)  consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Company Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          2. Effective as of May 5, 1994, Section 4(b)(9) is amended in its entirety to read as follows:

     (9)  EFFECT OF A CHANGE OF CONTROL

          Notwithstanding the provisions of Section 4(b)(4), but subject to the provisions of Section 1(o) (regarding Optionees who have incurred a Termination of Employment), immediately upon the occurrence of a Change of Control, the right to exercise each Option then outstanding shall accrue as to 100% of the shares then subject to such Option.

          3. Effective as of October 1, 1994, Section 4(c)(1) is amended in its entirety to read as follows:

     (1)  PERSONS ELIGIBLE TO EXERCISE

          During the lifetime of the Optionee, only he or she may exercise an Option granted to him or her or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by the Optionee's designated beneficiary (if beneficiary designations are permitted by the Committee), the person empowered to do so under the Optionee's will, or the appropriate person under applicable law. The Company may require appropriate proof from any such other person of his or her right or power to exercise the Option or any portion thereof.
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          4.   Effective as of October 1, 1994, Section 6(a) is amended in its entirety to read as follows:

     (a)  OPTIONS AND AWARDS NOT TRANSFERABLE

          All rights with respect to an Option or Award shall be available during the lifetime of the Optionee or Grantee only to him or her. No Option or Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or if permitted by the Committee, to the limited extent provided in the rest of this Section 6(a). Pursuant to such procedures as the Committee may designate from time to time, an Optionee or Grantee may name a beneficiary or beneficiaries to whom any vested but unpaid Option or Award shall be transferred in the event of the death of the Optionee or Grantee. Each beneficiary designation shall revoke all prior designations and shall be effective only if given in a form and manner acceptable to the Committee. A beneficiary designation shall not be effective unless it is a bona fide bequest which is not made for consideration.

          5. Effective as of May 5, 1994, Section 6(d) is amended in its entirety to read as follows:

     (d)  EFFECT OF A CHANGE OF CONTROL

          Notwithstanding the provisions of Sections 5(d)(1) and 5(f), but subject to the provisions of Section 1(o) (regarding Grantees who have incurred a Termination of Employment), immediately upon the occurrence of a Change of Control, each Award (or portion thereof) which is then outstanding but unvested, shall vest.


          IN WITNESS WHEREOF, Transamerica Corporation, by its duly authorized Chairman of its Management Development and Compensation Committee, and by its duly authorized officer, has executed this Amendment No. 7 on the date(s) indicated below.
                                        TRANSAMERICA CORPORATION


Dated: _______________, 1995            By ________________________________
                                              Peter V. Ueberroth,
                                              Chairman, Management
                                              Development and
                                              Compensation Committee


Dated: ______________, 1995             And By ___________________________
                                               Title: